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                                                                      EXHIBIT 23



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-04417, 333-28113, 333-28115, 333-28117 and 333-28119 of Fiserv, Inc. on Form S-8
and Registration Statement Nos. 333-00913, 333-23581 and 333-31465 on Form S-3 of our reports dated January 30, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Fiserv, Inc. for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
February 18, 1998